EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and the Registration Statements on Forms S-8, file numbers 33-42457 and 33-50332, of RegeneRx Biopharmaceuticals, Inc. of our report dated February 28, 2003, appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.


                                                 /s/ Reznick Fedder & Silverman

Bethesda, Maryland
December 19, 2003